                                                                    Exhibit 99.2

                  CONSUMER CAPITAL GROUP, INC. AND SUBSIDIARIES

                        CONSOLIDATED FINANCIAL STATEMENTS

                               SEPTEMBER 30, 2010
                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Balance Sheets at September 30, 2010 and December 31, 2009.......3

Consolidated Statements of Operations for the Nine Months Ended
 September 30, 2010 and 2009..................................................4

Consolidated Statements of Changes in Stockholders' Equity (Deficit)..........5

Consolidated Statements of Cash Flows for the Nine Months Ended
 September 30, 2010 and 2009..................................................6

Notes to Consolidated Financial Statements....................................7

--------------------------------------------------------------------------------
                  CONSUMER CAPITAL GROUP, INC AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
--------------------------------------------------------------------------------

                                                                          September 30,          December 31,
                                                                              2010                  2009
                                                                           -----------           -----------
                                                                           (Unaudited)

                                     ASSETS
CURRENT ASSETS
  Cash & cash equivalents                                                  $ 7,992,588           $   266,096
  Prepaid expenses                                                             425,376                 7,900
  Other receivables                                                            384,294                   439
  Related party receivable                                                      33,911                    --
                                                                           -----------           -----------
      Total current assets                                                   8,836,169               274,435

Equipment, net                                                                  22,867                14,959
                                                                           -----------           -----------

Total assets                                                               $ 8,859,036           $   289,394
                                                                           ===========           ===========

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
  Accounts payable and accrued liabilities                                 $ 3,259,385           $    55,644
  Deferred revenue                                                             713,059                    --
  Accrued salaries                                                               7,288                    --
  Short term borrowing                                                              --               250,100
  Taxes payable                                                              1,292,753                   103
  Other payables                                                             1,428,002                12,318
  Related party payable                                                             --               123,484
                                                                           -----------           -----------
      Total current liabilities                                              6,700,487               441,649
                                                                           -----------           -----------
STOCKHOLDERS' EQUITY (DEFICIT)
  Common stock, $0.01 par value, 500,000,000 shares authorized
   367,800,500 issued and outstanding at September 30, 2010
   280,456,300 shares issued and outstanding at December 31, 2009            3,678,005             2,804,563
  Discount on common stock issued to founders                               (2,743,080)           (2,294,130)
  Stock subscription receivable                                                     --              (427,130)
  Additional paid-in capital                                                 1,119,233               551,042
  Accumulated other comprehensive income                                        18,889                 8,808
  Accumulated earnings (deficit)                                                85,502              (795,408)
                                                                           -----------           -----------
      Total stockholders' equity (deficit)                                   2,158,549              (152,255)
                                                                           -----------           -----------

      Total liabilities and stockholders' equity (deficit)                 $ 8,859,036           $   289,394
                                                                           ===========           ===========

        The accompanying notes are an integral part of these consolidated financial statements

--------------------------------------------------------------------------------
                  CONSUMER CAPITAL GROUP, INC AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                     For the nine-months ended
                                                                            September 30,
                                                                    2010                   2009
                                                                -------------          -------------
                                                                 (Unaudited)            (Unaudited)

Net revenues                                                    $   6,977,138          $          --
                                                                -------------          -------------
Operating expenses
Selling expenses                                                    5,235,924                     --
General & administrative expenses                                     207,970                247,323
                                                                -------------          -------------
      Total other expenses                                          5,443,894                247,323
                                                                -------------          -------------
Operating income (loss)                                             1,533,244               (247,323)

Provision for income taxes                                            652,334                     --
                                                                -------------          -------------
Net income (loss)                                               $     880,910          $    (247,323)

Other comprehensive income
  Foreign currency translation                                         10,081                  4,219
                                                                -------------          -------------

Net comprehensive income (loss)                                 $     890,991          $    (243,104)
                                                                =============          =============

Income (loss) per share - basic and diluted                     $        0.00          $       (0.00)
                                                                =============          =============
Weighted average number of common shares outstanding -
 basic and diluted                                                295,432,781            280,361,771
                                                                =============          =============

        The accompanying notes are an integral part of these consolidated financial statements

--------------------------------------------------------------------------------
                  CONSUMER CAPITAL GROUP, INC AND SUBSIDIARIES
      CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)
--------------------------------------------------------------------------------

                                                                                               Accumulated
                                     Common Stock        Discount on               Additional    Other      Accumulated
                                  -------------------      Common     Subscription  Paid-In   Comprehensive  Earnings
                                  Shares       Amount      Stock       Receivable   Capital      Income      (Deficit)    Total
                                  ------       ------      -----       ----------   -------      ------      ---------    -----

Balance at December 31, 2008    280,360,300  $2,803,603  $(2,293,370)  $(506,630)   $  322,509   $ 3,183   $(464,844)  $ (135,549)
                                -----------  ----------   -----------   ---------   ----------   -------    ---------   ---------
Common stock issued to
 founders at a discount              76,000         760         (760)         --            --        --          --           --
Common stock issued to
 unrelated investors for cash        20,000         200           --          --        19,800        --          --       20,000
Cash payment for subscription
 receivable                              --          --           --      79,500            --        --          --       79,500
Additional paid-in capital               --          --           --          --       208,733        --          --      208,733
Foreign currency gain                    --          --           --          --            --     5,625          --        5,625
Net loss                                 --          --           --          --            --        --    (330,564)    (330,564)
                                -----------  ----------   -----------   ---------   ----------   -------    ---------   ---------
Balance at December 31, 2009    280,456,300  $2,804,563  $(2,294,130)  $(427,130)   $  551,042   $ 8,808   $(795,408)  $ (152,255)

Common stock issued for sales
 incentive                       11,334,200     113,342           --          --            --        --          --      113,342
Common stock issued to
 unrelated investors for cash     1,115,000      11,150           --          --       305,627        --          --      316,777
Common stock issued to
 management and related parties
 at a discount                   44,895,000     448,950     (448,950)         --            --        --          --           --
Common stock issued to service
 providers                       30,000,000     300,000           --          --            --        --          --      300,000
Cash payment for subscription
 receivable                              --          --           --     427,130            --        --          --      427,130
Additional paid-in capital               --          --           --          --       262,564        --          --      262,564
Foreign currency gain                    --          --           --          --            --    10,081          --       10,081
Net income                               --          --           --          --            --        --     880,910      880,910
                                -----------  ----------   -----------   ---------   ----------   -------    ---------   ---------

Balance at September 30, 2010   367,800,500  $3,678,005  $(2,743,080)  $      --    $1,119,233   $18,889   $  85,502   $2,158,549
                                ===========  ==========  ===========   =========    ==========   =======   =========   ==========

       The accompanying notes are an integral part of these consolidated financial statements

--------------------------------------------------------------------------------
                  CONSUMER CAPITAL GROUP, INC AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                              For the nine-months ended
                                                                                    September 30,
                                                                             2010                  2009
                                                                          -----------           -----------
                                                                          (Unaudited)           (Unaudited)

OPERATING ACTIVITIES:
  Net income (loss)                                                       $   880,910           $  (247,323)
  Adjustments to reconcile net loss to cash flows
   from operating activities:
     Depreciation expense                                                       2,451                 2,410
  Changes in operating assets and liabilities:
    Other receivables                                                        (383,855)                 (439)
    Prepaid expenses                                                         (417,476)               (7,900)
    Accounts payable                                                        3,203,743                54,958
    Accrued expenses                                                            7,185                   103
    Short term borrowing                                                     (250,100)              (14,900)
    Other payables                                                          1,415,684                12,263
    Taxes payable                                                           1,292,753                    --
    Shares issued for services                                                299,400                    --
    Deferred revenue                                                          713,059                    --
                                                                          -----------           -----------
           Cash flows provided by (used) in operating activities            6,763,754              (200,828)
                                                                          -----------           -----------
INVESTING ACTIVITIES:
  Equipment purchased                                                         (10,359)                   --
                                                                          -----------           -----------
           Cash flows used in investing activities                            (10,359)                   --
                                                                          -----------           -----------
FINANCING ACTIVITIES:
  Related party, net                                                         (157,397)               53,366
  Proceeds from common stock issuance                                       1,120,413               227,199
                                                                          -----------           -----------
           Cash flows provided by financing activities                        963,016               280,565
                                                                          -----------           -----------

Effect of exchange rate change on cash and cash equivalents                    10,081                 4,219
                                                                          -----------           -----------
Change in cash and cash equivalents during period                           7,726,492                83,956

Cash and cash equivalents, beginning of period                                266,096               182,140
                                                                          -----------           -----------

Cash and cash equivalents, end of period                                  $ 7,992,588           $   266,096
                                                                          ===========           ===========
Supplemental disclosure of non-cash financing activity:
  Common stock issued for member incentives                               $   113,342           $        --
                                                                          ===========           ===========
  Common stock issued to service providers                                $   299,400           $        --
                                                                          ===========           ===========
Supplemental disclosure of cash flow information:
  Cash paid for interest on short term borrowing                          $        --           $     8,831
                                                                          ===========           ===========

        The accompanying notes are an integral part of these consolidated financial statements

--------------------------------------------------------------------------------
                  CONSUMER CAPITAL GROUP, INC AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

Consumer Capital Group Inc. ("CCG" and/or the "Company") founded on December 17,
2009, is a holding  company formed to provide US and other investors with access to the  financial  opportunities  presented  by the growth in  China's  domestic consumer market. The Company owns a China-based  nationwide  consumer E-commerce platform that was introduced to consumers in the first quarter of 2010.

On February 5, 2010, in connection  with the execution of a Stock Right Transfer
Agreement,  the Company formerly known as America Pine Bio-Tech,  Inc.  ("former
Company")  transferred  100% of the stock rights of its wholly owned  subsidiary
ArKi  (Beijing)  E-commerce  Technology  Co.,  Ltd.  to  the  CCG.  The  initial capitalization  of the Company was by way of an initial  investment  of $420,000 and registered  capital of $300,000 to Consumer Capital Group,  Inc. Also on the
same date,  the former Company  transferred  100% of its stock rights of America
Pine (Beijing) Bio-Tech to CCG.

Commencing in March 2010, the Company  through its wholly owned  subsidiary ArKi
(Beijing)  E-Commerce  Technology Co., Ltd., launched its website  www.ccmus.com and began its primary revenue producing activity which generated the majority of net revenues  earned during the nine months ended  September 30, 2010. As of and for the  period  ended  September  30,  2010,  the  Company  is no longer in the development stage.

BASIS OF PRESENTATION

The  accompanying  consolidated  financial  statements  have  been  prepared  in accordance with generally accepted accounting principles ("GAAP") as promulgated in the United States of America.

PRINCIPLES OF CONSOLIDATION

The consolidated financial statements include the accounts of the Company and its various wholly-owned subsidiaries, ArKi (Beijing) E-Commerce Technology Co.,
Ltd. and America Pine (Beijing) Biotech Inc. All significant intercompany transactions and balances have been eliminated in consolidation.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally  accepted in the United States of America  requires our  management to make estimates and  assumptions  that affect the reported  amounts of assets and liabilities  and disclosure of contingent  assets and liabilities at the date of the  financial  statements  and the  reported  amounts of revenues  and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
                  CONSUMER CAPITAL GROUP, INC AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATION

The  reporting  currency  is the U.S.  dollar.  The  functional  currency of the
Company is the local currency,  the Chinese Yuan (RMB). The financial statements of the Company are  translated  into United States  dollars in  accordance  with
Statement of Financial  Accounts  Standards  ("SFAS") No. 52 (ASC830),  "Foreign
Currency  Translation",   using  year-end  rates  of  exchange  for  assets  and
liabilities,  and average rates of exchange for the period for revenues,  costs, and  expenses  and  historical  rates for the  equity.  Translation  adjustments
resulting  from  the  process  of  translating  the  local  currency   financial
statements into U.S. dollars are included in determining  comprehensive  income.
At  September  30,  2010 and  December  31,  2009,  the  cumulative  translation adjustment  of $18,889 and $8,808,  respectively,  was  classified as an item of other comprehensive  income in the stockholders' equity (deficit) section of the consolidated  balance sheets. For the periods ended September 30, 2010 and 2009, the foreign currency  translation  adjustment to accumulated other comprehensive income was $10,081 and $4,219, respectively.

REVENUE RECOGNITION

We recognize  revenue from product sales or services rendered when the following four revenue recognition criteria are met: persuasive evidence of an arrangement exists,  delivery has occurred or services have been rendered, the selling price is fixed or determinable, and collectability is reasonably assured.

We evaluate  whether it is  appropriate to record the net amount of sales earned as  commissions.  We are not the primary obligor nor are we subject to inventory
risk  as  the  agreements  with  our  suppliers   specify  that  they  have  the
responsibility  to provide the  product or service to the  customer.  Also,  the amounts we earn from our  vendors/suppliers  is based on a fixed  percentage and bound contractually.  Additionally,  the Company does not have any obligation to resolve  disputes  between the  vendors  and the  customers  that  purchase  the products on our website. Any disputes involving damaged, non-functional, product returns,  and / or warranty  defects are  resolved  between the customer and the vendor.  The Company has no obligation for right of return and / or warranty for any of the  sales  completed  using  its  website.  Since  we are not  primarily obligated  and  amounts  earned  are  determined  using  a fixed  percentage,  a fixed-payment  schedule,  or a combination of the two, we record our revenues as commissions earned on a net basis.

Our sales are net of  promotional  discounts  and rebates are recorded  when the products are shipped and title passes to customers. Revenues are recorded net of sales and consumption taxes.

We  periodically   provide  incentive  offers  to  our  customers  to  encourage purchases.  Such offers  include  current  discount  offers,  such as percentage discounts off current purchases,  inducement  offers,  such as daily sweepstakes reward  opportunities  which is based on volume of purchases,  and other similar offers.  Current  discount  offers and inducement  offers are presented as a net amount in "Net  revenues."  Cash  received  in  advance  of the  performance  of

--------------------------------------------------------------------------------
                  CONSUMER CAPITAL GROUP, INC AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

services are recorded as deferred  revenue.  Deferred  revenues totaled $713,059 and zero as of September 30, 2010 and December 31, 2009, respectively.

We offered a temporary limited time promotion for a fixed period during the nine months ended  September 30, 2010 where  customers were  incentivized to purchase from our  E-commerce  platform and in exchange,  were awarded  points which were then  converted to common shares of the Company.  These shares were valued using
Level 2 inputs for  determining  fair value and deducted from revenues.  For the nine  month  periods  ended  September  30,  2010 and 2009,  $113,342  and zero, respectively were recognized as contra revenue on a "net" basis.

CASH AND CASH EQUIVALENTS

We consider all investments with an original maturity of three months or less to be cash equivalents. Cash equivalents primarily represent funds invested in bank checking accounts,  money market funds and domestic Chinese bank certificates of deposit.  At September 30, 2010 and December 31, 2009,  the Company had invested cash of $153,846 in a highly liquid investment instrument with a domestic bank.

We have not experienced any losses with respect to cash. Management believes our
Company is not exposed to any  significant  credit risk with respect to its cash and cash equivalents.

EQUIPMENT, NET

Equipment is recorded at cost,  consists  primarily of computer equipment and is depreciated  using the  straight-line  method over the estimated useful lives of the related assets (generally three years or less).
 Costs  incurred  for  maintenance  and  repairs are  expensed  as incurred  and expenditures  for  major  replacements  and  improvements  are  capitalized  and depreciated over their estimated  remaining useful lives.  Depreciation  expense for the nine  months  ended  September  30, 2010 and 2009 was $2,451 and $2,410, respectively.  Accumulated  depreciation for the Company's  equipment was $8,878 and $6,427 at September 30, 2010 and December 31, 2009, respectively.

VALUATION OF LONG-LIVED ASSETS

We  evaluate  long-lived  assets for  impairment  whenever  events or changes in circumstances  indicate their net book value may not be  recoverable.  When such factors and circumstances  exist, we compare the projected  undiscounted  future cash  flows  associated  with the  related  asset or group of assets  over their estimated useful lives against their respective carrying amount.  Impairment, if any, is based on the excess of the carrying amount over the fair value, based on market value when available,  or discounted expected cash flows, of those assets and is recorded in the period in which the  determination is made. The Company's management  currently  believes there is no impairment of its long-lived assets.
There can be no assurance,  however,  that market  conditions will not change or demand for the Company's products will continue. Either of these could result in the future impairment of long-lived assets.

--------------------------------------------------------------------------------
                  CONSUMER CAPITAL GROUP, INC AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

INCOME TAXES

As a result of the  implementation  of  certain  provisions  of ASC 740,  INCOME
Taxes,  (formerly  FIN 48,  ACCOUNTING  FOR  UNCERTAINTY  IN  INCOME  TAXES - AN
INTERPRETATION  OF FASB  STATEMENT NO. 109) , ("ASC 740"),  which  clarifies the accounting and disclosure for uncertainty in tax positions,  as defined. ASC 740 seeks to reduce the diversity in practice associated with certain aspects of the recognition and  measurement  related to accounting for income taxes. We adopted the  provisions  of ASC 740 as of  January  1, 2007,  and have  analyzed  filing positions in each of the Peoples Republic of China ("PRC")  jurisdictions  where required  to file  income  tax  returns,  as well as all open tax years in these jurisdictions.  We have  identified  the PRC as our "major"  tax  jurisdictions.
Generally, we remain subject to PRC examination of our income tax returns.

We believe that our income tax filing positions and deductions will be sustained on audit and do not  anticipate any  adjustments  that will result in a material change to our financial  position.  Therefore,  no reserves for uncertain income tax positions  have been recorded  pursuant to ASC 740. In addition,  we did not record a cumulative  effect  adjustment  related to the adoption of ASC 740. Our policy for recording  interest and penalties  associated with  income-based  tax audits is to record such items as a component of income taxes.

Our tax  provision for interim  periods is  determined  using an estimate of our annual  effective  tax  rate  based  on rates  established  within  the PRC and, adjusted for discrete items, if any, that are taken into account in the relevant period.  Each quarter we update our estimate of the annual  effective  tax rate, and if our estimated tax rate changes, we make a cumulative adjustment. The 2010 annual  effective tax rate is estimated to be 38% PRC statutory  rate  primarily based on the  expected  taxable  net income of our  operating  subsidiary,  Arki
Beijing.  Taxes  payable as of  September  30,  2010 and  December  31, 2009 was
$1,292,753 and $103, respectively.

NET INCOME (LOSS) PER SHARE

We calculate  basic earnings per share ("EPS") by dividing our net income (loss)
by the weighted  average  number of common  shares  outstanding  for the period, without  considering  common  stock  equivalents.  Diluted  EPS is  computed  by dividing  net income  (loss) by the  weighted  average  number of common  shares outstanding  for the period and the weighted  average number of dilutive  common stock equivalents,  such as options and warrants.  Options and warrants are only included in the  calculation of diluted EPS when their effect is  anti-dilutive.
The Company had no dilutive securities as of September 30, 2010 and 2009.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The  Company's   financial   instruments  include  cash  and  cash  equivalents,
receivables,  payables and accrued liabilities.  These financial instruments are measured at their respective fair values. For fair value measurement,  U.S. GAAP establishes  a three-tier  hierarchy  which  prioritizes  the inputs used in the valuation methodologies in measuring fair value:

                                       10
--------------------------------------------------------------------------------
                  CONSUMER CAPITAL GROUP, INC AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Level 1 - observable inputs that reflect quoted prices  (unadjusted) for identical assets or liabilities in active markets.

     Level 2 - include  other  inputs  that  are  directly  or  indirectly observable in the marketplace.

     Level 3 - unobservable inputs which are supported by little or no market activity.

The fair  value  hierarchy  also  requires  an  entity  to  maximize  the use of observable  inputs and minimize the use of  unobservable  inputs when  measuring fair value. The Company's cash and cash equivalents are classified  within Level
2 as they are valued using market observable inputs.

Common  stock of the  Company  was  given to  members  for a  limited  time as a promotion to induce sale  transactions,  and were measured at the date of grant, and based on Level 2 inputs  reflecting  market  based  and our own  assumptions
consistent  with  reasonably   available   assumptions   made  by  other  market
participants. These valuations require significant judgment. The calculated fair values of the share-based awards are deducted from revenues when granted.

SHARE-BASED COMPENSATION

The Company applies ASC 718, Compensation-Stock  Compensation (Pre-Codification:
SFAS No.  123(R),  Share-Based  Payment) to account  for its service  providers'
share-based payments. Common stock of the Company was given to service providers to retain their  assistance in becoming a U.S. public  company,  assistance with public company regulations,  investors' communications and public relations with broker-dealers, market makers and other investment professionals.

In  accordance  with ASC 718,  the Company  determines  whether a share  payment should be classified and accounted for as a liability award or equity award. All grants of share-based  payments to service providers classified as equity awards are recognized in the financial statements based on their grant date fair values which are calculated  using an option pricing model.  The Company has elected to recognize  compensation  expense using the  straight-line  method for all equity awards granted with graded vesting based on service conditions provided that the amount of  compensation  cost  recognized  at any date is at least  equal to the portion of the grant-date  value of the options that are vested at that date. To the  extent  the  required  vesting  conditions  are  not met  resulting  in the forfeiture of the share-based awards, previously recognized compensation expense relating  to those  awards are  reversed.  ASC 718  requires  forfeitures  to be estimated at the time of grant and revised,  if necessary,  in subsequent period if actual forfeitures differ from initial  estimates.  Share-based  compensation expense was recorded net of estimated forfeitures such that expense was recorded only for those share-based awards that are expected to vest.

                                       11
--------------------------------------------------------------------------------
                  CONSUMER CAPITAL GROUP, INC AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

LITIGATION

From time to time,  we may become  involved in  disputes,  litigation  and other legal  actions.  We  estimate  the range of  liability  related  to any  pending litigation  where the amount and range of loss can be  estimated.  We record our best estimate of a loss when the loss is considered probable.  Where a liability is probable and there is a range of estimated  loss with no best estimate in the range, we record a charge equal to at least the minimum estimated  liability for a  loss  contingency  when  both  of  the  following  conditions  are  met:  (i)
information  available prior to issuance of the financial  statements  indicates that it is probable  that an asset had been  impaired  or a  liability  had been incurred at the date of the financial  statements and (ii) the range of loss can be reasonably estimated.

RECENT ACCOUNTING PRONOUNCEMENTS

Accounting  standards  promulgated by the Financial  Accounting  Standards Board
("FASB") are subject to change.  Changes in such standards may have an impact on the Company's future financial statements. The following are a summary of recent accounting developments.

In January 2010,  the FASB issued ASU No.  2010-06 Fair Value  Measurements  and
Disclosures  Topic 820 "Improving  Disclosures  about Fair Value  Measurements".
This ASU requires some new  disclosures  and clarifies some existing  disclosure requirements about fair value measurement as set forth in Codification  Subtopic
820-10. The FASB's objective is to improve these disclosures and, thus, increase the  transparency in financial  reporting.  This  pronouncement is effective for interim and annual reporting  periods  beginning after December 15, 2009, except for the disclosures about purchases,  sales,  issuances,  and settlements in the roll forward of activity in Level 3 fair value  measurements.  Those disclosures are  effective  for fiscal years  beginning  after  December  15, 2010,  and for interim periods within those fiscal years. The adoption of this ASU did not have a material impact on the Company's consolidated financial statements.

In October,  2009,  the FASB issued  guidance on revenue  recognition  that will become  effective for the Company  beginning July 1, 2010, with earlier adoption permitted.  Under  the  new  guidance  on  arrangements  that  include  software elements,  tangible products that have software components that are essential to the  functionality of the tangible product will no longer be within the scope of the software revenue recognition  guidance,  and software-enabled  products will now be subject to other relevant revenue recognition guidance. Additionally, the
FASB issued guidance on revenue arrangements with multiple deliverables that are outside the scope of the software revenue  recognition  guidance.  Under the new guidance,  when vendor specific  objective  evidence or third party evidence for deliverables  in an  arrangement  cannot be  determined,  a best estimate of the selling  price is required to separate  deliverables  and  allocate  arrangement consideration using the relative selling price method. The new guidance includes new disclosure requirements on how the application of the relative selling price method  affects the timing and amount of revenue  recognition.  The  adoption of this new guidance did not have a material impact on our financial statements.

                                       12
--------------------------------------------------------------------------------
                  CONSUMER CAPITAL GROUP, INC AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2. STOCKHOLDERS' EQUITY

The Company's  stockholder base consists of approximately  4,470 stockholders as of September 30, 2010.

COMMON STOCK ISSUED TO SERVICE PROVIDERS AND MEMBER CUSTOMERS

Common  stock given to service  providers  and member  customers  of the Company during our incentive  program were  measured at the date of grant,  and based on
Level 2 fair value  measurements which uses observable inputs reflecting our own and market based assumptions,  consistent with reasonably available  assumptions
made  by  other  market  participants.   These  valuations  require  significant
judgment. The calculated fair values of the share-based awards are deducted from revenues  when  granted.  The Company  estimates  the fair value of these awards using Level 2 inputs and determined that the value of each share is $0.01.

The following table summarizes our member sales  inducement  awards for the nine months ended September 30, 2010:

                                       Number of shares          Amount
                                       ----------------          ------
Outstanding at December 31, 2009                  --                   --
Shares issued - member customers          11,334,200              113,342
                                          ----------           ----------

Outstanding at September 30, 2010         11,334,200           $  113,342
                                          ==========           ==========

For the nine month periods ended September 30, 2010 and 2009, $113,342 and zero, respectively were recognized as contra revenue on a "net" basis since the shares were  granted to our member  customers  when they met  and/or  exceeded  certain dollar sales volume  levels.  The incentive  program was  discretionary  and was offered  for a limited  time  through  November  2010.  We no longer  offer this incentive to our customers.

COMMON STOCK

In September 2009, the Company issued 20,000 shares of common stock to unrelated investors  at  $1.00  per  share in  private  placement  offerings  for net cash proceeds of $20,000.

In December  2009, the Company issued 76,000 shares of common stock to relatives of the  Company's  founders  for no  consideration.  As a  result,  the  Company recorded a discount  on common  stock to founders of $760 due to issuance of the common stock below $0.01 par value.

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                  CONSUMER CAPITAL GROUP, INC AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

During the nine months ended  September 30, 2010, the Company  issued  1,115,000 shares of common stock to unrelated  investors at approximately  $0.28 per share in private placement offerings for cash proceeds totaling $316,777.

From January to September 2010, the Company issued  11,334,200  shares of common stock  to  member  customers  as an  incentive  to make  purchases  through  the
E-commerce website. This program was terminated as of September 30, 2010.

In August and September  2010,  the Company issued  44,895,000  shares of common stock to related  parties of the  Company's  founders and officer of the Company for no par value. As a result,  the Company  recorded a discount on common stock issued to the officer and relatives of the Company's founders of $448,950 due to issuance of the common stock below $0.01 par value.

3. SHARE-BASED COMPENSATION

Stock-based  compensation  cost is measured  at the date of grant,  based on the calculated  fair value of the  stock-based  award,  and is recognized as expense over the service  providers'  requisite  service  period  (generally the vesting period of the award).

The  Company  estimates  the fair value of stock for service  granted  using the
Black-Scholes  Option Pricing Model.  Key assumptions  used to estimate the fair value of stock options  include the exercise price of the award,  the fair value of the Company's  common stock on the date of grant,  the expected  option term, the risk free interest rate at the date of grant,  the expected  volatility  and the expected annual dividend yield on the Company's common stock.

The following  weighted  average  assumptions  were used in estimating  the fair value of the share-based payment arrangements to service providers:

                                                   September 30,
                                                       2010
                                                       ----
           Annual dividends                                0
           Expected volatility                      40% - 75%
           Risk-free interest rate                      0.75%
           Expected life                             3 years

Since there is  insufficient  stock price  history that is at least equal to the expected or contractual terms of the Company's share-based payments, the Company has  calculated  volatility  using the  historical  volatility of similar public entities in the Company's industry. In making this determination and identifying a similar  public  company,  the Company  considered the industry,  stage,  life cycle, size and financial  leverage of such other entities.  This resulted in an expected volatility of 40% to 75%.

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                  CONSUMER CAPITAL GROUP, INC AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The expected option term in years is calculated  using an average of the vesting period and the option  term,  in  accordance  with the  "simplified  method" for
"plain vanilla" stock options allowed under GAAP.

The risk free interest rate is the rate on the U.S.  Treasury  securities 3-year constant  maturity with a remaining term equal to the expected  option term. The expected volatility is derived from an industry-based  index, in accordance with the calculated value method.

The Company is required to estimate the number of forfeitures  expected to occur and  record  expense  based  upon the  number of  awards  expected  to vest.  At
September  30, 2010,  the Company  expects all  remaining  awards issued will be fully vested over the  expected  life of the awards.  There were no  forfeitures during the nine month period ending September 30, 2010.

A  summary  of  share-based  compensation  activity  for the nine  months  ended
September 30, 2010 is as follows:

                                                      Weighted
                                                      Average
                                        Number of      Fair
                                         Shares        Value      Amount
                                         ------        -----      ------
Share-based compensation outstanding
 at January 1, 2010                              0     $  --     $     --
Granted                                 30,000,000      0.01      299,400
Forfeited                                        0        --           --
                                        ----------     -----     --------

Share-based compensation outstanding
 at September 30, 2010                  30,000,000     $0.01     $299,400
                                        ==========     =====     ========

Each of the  three  service  providers  paid  consideration  of $200 each to the
Company with respect to the shares issued (30,000,000 shares total for $600).

For the nine month periods ended September 30, 2010 and 2009,  $12,475 and zero, respectively were amortized to general and  administrative  expense to recognize the incurred cost of the service providers.  The future expense  amortization as of September 30, 2010 is as follows:

                     2010           $ 12,475
                     2011            149,700
                     2012            137,225
                                    --------

                     Total          $299,400
                                    ========

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                  CONSUMER CAPITAL GROUP, INC AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
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4. RELATED PARTY TRANSACTIONS

     a)   Related parties

         Name of
     related parties                     Relationship with the Company
     ---------------                     -----------------------------
     Mr. Jack Gao                  Shareholder, Chief Executive Officer, Chief
                                   Financial Officer and Chairman of the Board
                                   of the Company
     Mrs. Ling Zhang               Shareholder and Corporate Secretary
     Mr. Fei Gao                   Shareholder and Chief Operating Officer

     b)   The Company had the following related party  transactions for the nine month periods ended September 30, 2009 and 2010:

                                          Nine-month ended
                                         September 30, 2010
                                        2010             2009
                                      --------         --------
     Loan from Mr. Jack Gao                 --         $123,484
     Loan to Mr. Jack Gao             $ 33,911               --

     The related party payable and receivable are non-interest  bearing and have no specified  maturity  date.  Jack Gao is the husband of Ling Zhang,  Ling
     Zhang is the wife of Jack Gao,  Jack Gao is the father of Fei Gao,  and Fei
     Gao is the son of Jack Gao.

5. COMMITMENTS AND CONTINGENCIES

LEASE COMMITMENTS

Our Company  has entered  into a sub-lease  agreement  for its  Pasadena  office facility beginning August 1, 2010 and ending November 30, 2012. Our full service gross monthly rental rate is $2,567. Rent expense (including related common area maintenance charges) totaled $5,134 for the nine months ended September 30, 2010
(zero for the nine months ended  September 30, 2009).  In China, we have entered into a lease agreement in the Beijing  Chaoyang  District for our ArKi (Beijing)
E-commerce  Technology Co., Ltd. wholly owned subsidiary  beginning February 15,
2010 and ending February 14, 2012. Our full service gross monthly rental rate is
$385. Rent expense (including  related common area maintenance  charges) totaled
$2,888 for the nine months  ended  September  30, 2010 (zero for the nine months ended  September  30,  2009).  On October 21, 2010,  we entered into a new lease agreement for office facility  expansion in the Beijing Chaoyang  District,  Hua

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                  CONSUMER CAPITAL GROUP, INC AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Mao Center.  The  straight-line  monthly  gross rental rate is $30,831 with a 36 month term. See subsequent events Note 5 below.

Total future  minimum  rental lease  commitments as of September 30, 2010 are as follows:

                        2010          $   80,384
                        2011             405,396
                        2012             398,787
                        2013             298,136
                                      ----------

                        Total         $1,182,703
                                      ==========

SUPPLIER COMMITMENTS

At September 30, 2010 and December 31, 2009, we have outstanding amounts owed to our suppliers of $3,259,385  and zero,  respectively  which  represents  amounts collected  from  customers of our Arki  Subsidiary  and the products or services have been received by our customers and confirmed satisfactory.

6. SUBSEQUENT EVENTS

In preparing these financial  statements,  the Company has evaluated  events and transactions for potential  recognition or disclosure  through January 21, 2011, the date the financial statements were available to be issued.

On October 21, 2010, we entered into a new lease  agreement for office  facility expansion in the Beijing  Chaoyang  District.  The  straight-line  monthly gross rental rate is $30,831 with a 36 month term.

On November 20, 2010, the Company executed a definitive agreement with a Chinese domestic bank in order to establish the capability of selling prepaid debit card services  to its  customers  and  members.  Under this  agreement,  the bank and approved retail vendors can issue prepaid debit cards to the Company's customers and members who sign up for the service and fund their individual  accounts with the bank. Members then use their card to purchase goods from the Company via its website  and also other  retail  point of sale  transactions  where Union Pay is accepted. In order to incentivize members to sign up for the card, discounts are offered at the point of sale.

On November  26, 2010 the Chief  Executive  Officer and Chairman of the Board of
the Company  established a new wholly  foreign owned  enterprise  ("WFOE").  The limited  liability  company is America Arki Network  Management  Fuxin Co., Ltd.
("Arki  Fuxin") and is located in the  Liaoning  Province  Fuxin  City,  Taiping
District,  Hongshu  Road  Dianchang  #1. It was  established  for the purpose of

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                  CONSUMER CAPITAL GROUP, INC AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

business  development and expansion of the Company's  prepaid debit card program anticipated to be launched in 2011.

On  November  29,  2010,  CCG and Wei Guo  received  approval  from the  Beijing
Fangshan  District  Business Council in the PRC to establish a joint venture and acquire  the  controlling  interest  of  Beijing  Beitun  Trading  Co.  ("Beitun
Trading"),  a PRC  domestic  trade  and  distribution  company  engaged  in  the wholesale  distribution  and  import/export  of various food and meat  products, industrial  machinery,  and  electrical  equipment.  The  joint  venture  has  a registered  capital  of  500,000  RMB  (approximately  $75,069)  -  255,000  RMB
(approximately  $38,285) from CCG and 245,000 RMB  (approximately  $36,784) from
Wei Guo. As of the present  date,  CCG owns 51% of Beitun  Trading,  and Wei Guo owns 49% of Beitun Trading.  CCG provided  1,000,000 of its common shares in CCG as  consideration  to Wei Guo for  transferring  to CCG 51%  ownership in Beitun
Trading. The joint venture was granted approval for domestic registration by the
PRC on December 22, 2010.

On December 23, 2010, Arki Beijing E-Commerce  Technology Co., Ltd. entered into a contractual  arrangement  with America Arki Network Service Beijing Co., Ltd., an entity under  common  control,  whereby  Arki Beijing will provide  technical support and consulting and commercial services to America Arki Network.  Through
these   contractual   arrangements,   the  Company  will  have  the  ability  to
substantially  influence  America Arki Network's daily  operations and financial affairs  and in  addition,  will  be able  to  appoint  its  senior  members  of management and approve all matters requiring stockholder approval.

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